UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the

                         Securities Exchange Act of 1934


                          Date of Report - May 22, 2007

                        (Date of earliest event reported)


                        NOBEL LEARNING COMMUNITIES, INC.

             (Exact name of registrant as specified in its charter)


         Delaware                      1-10031                  22-2465204

(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                  Identification Number)


  1615 West Chester Pike, West Chester, PA                       19382

  (Address of principal executive offices)                     (Zip Code)


                            Area Code (484) 947-2000

                         (Registrant's telephone number)


Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                  Other Events.

      On May 22, 2007, Nobel Learning Communities, Inc. (the "Registrant") announced the sale of the assets of six of its schools to another preschool provider. The press release is attached hereto as an exhibit to this Current Report on Form 8-K and is being filed pursuant to this Item 8.01 as Exhibit 99.1 to this Current Report on Form 8-K.


Item 9.01                  Financial Statements and Exhibits.

(d)      Exhibits

Exhibit No.                Description of Document
-----------                -----------------------

99.1                       Press release dated May 22, 2007

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




Dated:  May 22, 2007


                                     NOBEL LEARNING COMMUNITIES, INC.


                                     By:   /s/ Thomas Frank
                                           -------------------------------------
                                           Name:  Thomas Frank
                                           Title:  Chief Financial Officer